SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2007


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


           Nevada                   000-21640               88-0136443
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(State or other jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)             File Number)         Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                   89102
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))




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ITEM 8.01. OTHER EVENTS

     On August 14, 2007, the Registrant issued a press release announcing that, at a special meeting, its stockholders had approved the proposal to adopt the previously announced merger agreement providing for the acquisition of the Registrant by Fertitta Colony Partners LLC, a Nevada limited liability company ("Parent") and FCP Acquisition Sub, a Nevada corporation and a wholly-owned subsidiary of Parent.

     The text of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Station Casinos, Inc.



Date:  August 14, 2007                   By:   /s/ Thomas M. Friel
                                               ---------------------------------
                                               Thomas M. Friel
                                               Executive Vice President, Chief
                                               Accounting Officer and Treasurer